SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



    Date of Report                                            August 19, 2004
    (Date of earliest event reported)                         August 19, 2004


                        Lakeland Financial Corporation
            (Exact name of Registrant as specified in its charter)


                                    Indiana
                (State or other jurisdiction of incorporation)


         0-11487                                    35-1559596
    (Commission File Number)          (I.R.S. Employer Identification Number)



    202 East Center Street, P.O. Box 1387, Warsaw, Indiana         46581-1387
              (Address of principal executive offices)             (Zip Code)



                         (574) 267-6144 (Registrant's
                    telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired.

             None.

         (b) Pro Forma Financial Information.

             None.

         (c) Exhibits.

             99.1 Form of notice, dated August 19, 2004, regarding early termination of blackout period

Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
          Plans

         The blackout period on trading of Lakeland Financial Corporation equity securities scheduled to continue through August 27, 2004, has ended early on August 19, 2004. Fidelity Investments, the new record keeper for the Lakeland Financial Corporation 401(k) Plan, accomplished its transition as record keeper earlier than expected. Other than the earlier ending date, there are no material changes in the information contained in the prior report.

         Lakeland notified its directors and executive officers that the previously announced blackout period has ended early. A copy of the notice sent to the directors and executive officers is attached as Exhibit 99.1 to this Form 8-K.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               LAKELAND FINANCIAL CORPORATION



Dated:  August 19, 2004                        By:  /s/David M. Findlay
                                                       David M. Findlay
                                                       Chief Financial Officer